UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 26, 2017

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cadman Plaza West, 8th Floor, Brooklyn, New York 11201
 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:           (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 26, 2017, Registrant issued a press release containing a discussion of its results of operations and financial condition for the quarter and fiscal year ended December 31, 2016. The text of the press release is included as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

(99)	Press release of the Registrant, dated January 26, 2017, containing a discussion of Registrant's results of operations and financial condition for the quarter and fiscal year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

By:	/s/ MICHAEL PUCELLA
Michael Pucella
Executive Vice President and Chief Accounting Officer (Principal Financial Officer)

Dated:  January 27, 2017

INDEX TO EXHIBITS

Exhibit Number

(99)	Press release of the Registrant, dated January 26, 2017, containing a discussion of Registrant's results of operations and financial condition for the quarter and fiscal year ended December 31, 2016.